FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is entered into and effective as of the Fourth Amendment Closing Date (as defined below) among ENERJEX RESOURCES, INC., a Nevada corporation (“Parent”), ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), DD ENERGY, INC., a Nevada corporation (“DD Energy”), Working Interest, LLC, a Kansas limited liability company (“Working Interest”) and BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”) (each, a “Borrower” and, collectively, “Borrowers”) and TEXAS CAPITAL BANK, N.A., a national banking association, as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”), and the several banks and financial institutions from time to time parties to the Credit Agreement, as defined below (the “Banks”). Capitalized terms used but not defined in this Fourth Amendment have the meaning given them in the Credit Agreement.

RECITALS

A.           Borrowers, Administrative Agent, L/C Issuer and Banks previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011 (as amended by the First Amendment thereto dated December 14, 2011 (the “First Amendment”), the Second Amendment thereto dated August 31, 2012, the Third Amendment thereto dated November 2, 2012 and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           Pursuant to the Credit Agreement, Borrowers previously executed and delivered an Amended and Restated Note dated October 3, 2011, payable to the order of each Bank in the face principal amount of Fifty Million and No/100 Dollars ($50,000,000) and certain other Loan Documents.

C.           Parent previously entered into the Contribution Agreement by and among Rantoul, Parent and the Rantoul Investors, pursuant to which EnerJex Kansas contributed the Rantoul Project Assets to Rantoul in order to enable Rantoul to develop such Rantoul Project Assets.

D.           In accordance with the Contribution Agreement, EnerJex Kansas previously assigned, conveyed, transferred and contributed all of its right, title and interest in and to the Rantoul Project Assets to Rantoul (the “Rantoul Assignment”).

E.           In consideration of the Rantoul Assignment, Rantoul issued certain partnership interests to EnerJex Kansas which were immediately thereafter assigned to Parent such that (a) Rantoul became a Subsidiary of Parent and (b) Parent became Rantoul’s managing partner.

F.           Pursuant to the First Amendment and other Loan Documents executed and delivered in connection therewith, (a) Rantoul became a Guarantor pursuant to a Limited Guaranty, (b) Rantoul granted Liens (and assumed, ratified and confirmed the existing Liens on the Rantoul Project Assets) to the extent of Parent’s Beneficial Interest, and (c) Parent granted a Lien on all of Parent’s Rantoul partnership interests.

G.           In accordance with the Rantoul GP Agreement, the Rantoul Partners desire to (a) dissolve Rantoul (the “Rantoul Dissolution”) and (b) distribute (or cause the distribution of) the Rantoul Assets to each Rantoul Partner (or its designee) (the “Rantoul Distribution”) in accordance with each Rantoul Investors’ Final Beneficial Interest Percentage (as defined below).

H.           In connection with the Rantoul Distribution, Parent desires to assign, convey and transfer Parent’s Final Beneficial Interest (as defined below) to Working Interest pursuant to that certain Assignment of Assets dated as of the Fourth Amendment Closing Date (the “Working Interest Assignment”).

I.           Borrowers have requested that Administrative Agent and Banks consent to the Rantoul Dissolution, the Rantoul Distribution and the Working Interest Assignment.

J.           Administrative Agent and Banks desire to consent to the Rantoul Dissolution, the Rantoul Distribution and the Working Interest Assignment (such transactions, collectively, the “Restructuring Transactions”) subject to Working Interest granting Liens to the extent of Parent’s Final Beneficial Interest in and to the assets under the Working Interest Assignment.

K.          Borrowers, Administrative Agent, L/C Issuer and Banks have agreed to amend the Credit Agreement, subject to the terms and conditions of this Fourth Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.            Specific Amendments to Credit Agreement.

A.           Article I, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Fourth Amendment” means the Fourth Amendment to Amended and Restated Credit Agreement dated effective as of the Fourth Amendment Closing Date by and among Borrowers, Administrative Agent, L/C Issuer and Banks.

“Fourth Amendment Closing Date” means December __, 2012.

“Parent’s Final Beneficial Interest” means Parent’s beneficial ownership of the Rantoul Assets calculated based on Parent’s Final Beneficial Interest Percentage.

“Parent’s Final Beneficial Interest Percentage” means seventy-five percent (75%).

“Rantoul Dissolution” is defined in Recital G to the Fourth Amendment.

“Rantoul Distribution” is defined in Recital G to the Fourth Amendment.

2

“Rantoul Investors’ Final Beneficial Interest” means the Rantoul Investors’ Beneficial Interest calculated based on the Rantoul Investors’ Final Beneficial Interest Percentage.

“Rantoul Investors’ Final Beneficial Interest Percentage” means twenty-five percent (25%).

“Restructuring Transactions” is defined in Recital J to the Fourth Amendment.

“Working Interest Assignment” is defined in Recital H to the Fourth Amendment.

II.           Schedule 5.13. Upon satisfaction of all conditions precedent set forth in Article IV of this Fourth Amendment, Schedule 5.13 attached to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 5.13 attached to this Fourth Amendment and each reference in the Loan Documents to such Schedule 5.13 shall be deemed to refer to Schedule 5.13 attached to this Fourth Amendment.

III.          Consent to Certain Transactions. Subject to the terms of this Fourth Amendment, Administrative Agent and Banks hereby consent to (a) the Restructuring Transactions, including, without limitation, the Rantoul Dissolution, the Rantoul Distribution, and the Working Interest Assignment and (b) the termination of the Limited Guaranty executed by Rantoul in favor of Administrative Agent and Banks.

IV.          Conditions Precedent to Fourth Amendment. This Fourth Amendment shall be effective once each of the following conditions have been satisfied in Administrative Agent’s sole discretion on or before the Fourth Amendment Closing Date:

(a)          Borrowers, Administrative Agent and Banks shall have executed and delivered this Fourth Amendment (including, without limitation, all schedules, exhibits and annexes to be attached hereto and incorporated herein);

(b)          Working Interest shall have executed and delivered an amendment to the Collateral Documents granting a Lien in and to the Rantoul Assets assigned to Working Interest pursuant to the Working Interest Assignment and any other Collateral Documents that Administrative Agent may reasonably request;

(c)          Borrowers shall have delivered executed copies of the Working Interest Assignment and evidence of the Rantoul Dissolution, each in form and content satisfactory to Administrative Agent;

(d)          Borrowers shall have delivered to Administrative Agent such other documents as Administrative Agent may request, including without limitation, partnership resolutions of Rantoul authorizing and acknowledging the Restructuring Transaction, in each case, in form and content satisfactory to Administrative Agent; and

3

(e)          Administrative Agent shall have received, in form and content satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as Administrative Agent may request.

V.          Representations, Warranties and Covenants. Borrowers represent and warrant to Administrative Agent and Banks that (a) they possess all requisite Corporate Power and authority to execute, deliver and comply with the terms of this Fourth Amendment and the Restructuring Transactions, (b) this Fourth Amendment and the Restructuring Transactions have been duly authorized and approved by all requisite Corporate Action on the part of the Borrowers, (c) no other consent of any Person (other than Administrative Agent and Banks) is required for this Fourth Amendment and the Restructuring Transactions to be effective, (d) the execution and delivery of this Fourth Amendment and the Restructuring Transactions does not violate their Governing Documentation, (e)  the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the Fourth Amendment Closing Date as though made on the Fourth Amendment Closing Date, (f)  they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) no Event of Default or Default has occurred and is continuing, and (h) except as may be addressed in this Fourth Amendment, no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Fourth Amendment or any other matters occurring prior to the Fourth Amendment Closing Date. In particular, but without limiting the generality of the foregoing, Exhibit A attached to the Credit Agreement, as amended by this Fourth Amendment or any prior amendment, describes all of Borrowers’ Borrowing Base Oil and Gas Properties. The representations and warranties made in this Fourth Amendment shall survive the execution and delivery of this Fourth Amendment. No investigation by Administrative Agent or any Bank is required for Administrative Agent or any Bank to rely on the representations and warranties in this Fourth Amendment.

VI.          Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Fourth Amendment. Except as affected by this Fourth Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Fourth Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Fourth Amendment). Borrowers hereby release, discharge and acquit Administrative Agent, L/C Issuer and Banks from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, or lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Credit Agreement and the other Loan Documents prior to the Fourth Amendment Closing Date.

4

VII.       Miscellaneous.

(a)          No Waiver of Defaults. This Fourth Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or any Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Fourth Amendment, if any, must be in form and substance satisfactory to Administrative Agent and its counsel.

(c)          Headings. The headings and captions used in this Fourth Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Fourth Amendment, the Credit Agreement, or the other Loan Documents.

(d)          Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Fourth Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)          Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)          Multiple Counterparts. This Fourth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one (1) and the same instrument. This Fourth Amendment may be transmitted and signed by facsimile or portable document file (pdf). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Administrative Agent, L/C Issuer and Banks. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)          Governing Law. This FOURTH Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)          Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement By and Among Borrowers, Administrative Agent, L/C Issuer and Banks and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements between the Parties.

(Signature pages follow)

5

IN WITNESS WHEREOF, this Fourth Amendment is executed effective as of the Fourth Amendment Closing Date.

BORROWERS:

ENERJEX RESOURCES, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

ENERJEX KANSAS, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

DD ENERGY, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

WORKING INTEREST, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

– and –

BLACK SABLE ENERGY, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Fourth Amendment

ADMINISTATIVE AGENT, L/C ISSUER AND BANKS:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and
a Bank

By:
W. David McCarver IV
Senior Vice President

Signature Page to Fourth Amendment

SCHEDULE 5.13

SUBSIDIARIES

Subsidiaries of EnerJex Resources, Inc.

1.	EnerJex Kansas, Inc.
2.	DD Energy, Inc.
3.	Working Interest, LLC
4.	Black Sable Energy, LLC

Subsidiaries of EnerJex Kansas, Inc.

None.

Subsidiaries of DD Energy, Inc.

None.

Subsidiaries of Working Interest, LLC

None.

Subsidiaries of Black Sable Energy, LLC

None.

Schedule 5.13